BLACKROCK FUNDS V

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated February 26, 2021 to the Statement of Additional Information dated

April 29, 2020

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information (“SAI”):

The section entitled “I. Investment Objectives and Policies — A. Strategic Income Opportunities Portfolio” is amended to add the following:

The Strategic Income Opportunities Portfolio’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the Cayman Strategic Income Opportunities Portfolio II, Ltd. (the “Subsidiary”), a wholly owned subsidiary of Strategic Income Opportunities Portfolio formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

Investments in the Subsidiary. The Strategic Income Opportunities Portfolio may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Strategic Income Opportunities Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended, and recent Internal Revenue Service revenue rulings, as discussed below. The Subsidiary is advised by the Manager. The Subsidiary (unlike the Strategic Income Opportunities Portfolio) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Strategic Income Opportunities Portfolio, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Strategic Income Opportunities Portfolio. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of John M. Perlowski, a Director, President and Chief Executive Officer of the Strategic Income Opportunities Portfolio, and Trent Walker, Chief Financial Officer of the Strategic Income Opportunities Portfolio. The Strategic Income Opportunities Portfolio is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary invests primarily in commodity-related instruments. Although the Strategic Income Opportunities Portfolio may invest in these commodity-related instruments directly, the Strategic Income Opportunities Portfolio will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Strategic Income Opportunities Portfolio’s investment in the Subsidiary will likely increase. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Manager manages the assets of the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”), but receives no additional compensation for doing so. The Manager has entered into sub-advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited with respect to the Subsidiary. BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Strategic Income Opportunities Portfolio.

The financial statements of the Subsidiary will be consolidated with the Strategic Income Opportunities Portfolio’s financial statements in the Strategic Income Opportunities Portfolio’s annual and semi-annual reports. The Strategic Income Opportunities Portfolio’s annual and semi-annual reports are distributed to shareholders. Copies of the Strategic Income Opportunities Portfolio’s Annual Report are provided without charge upon request as indicated on the front cover of this SAI.

The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in the Strategic Income Opportunities Portfolio’s prospectus or this SAI, is not subject to all the investor protections of the Investment Company Act. However, the Strategic Income Opportunities Portfolio wholly owns and controls the Subsidiary, and the Strategic Income Opportunities Portfolio and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Strategic Income Opportunities Portfolio and its shareholders. The Strategic Income Opportunities Portfolio’s Board of Directors has oversight responsibility for the investment activities of the Strategic Income Opportunities Portfolio, including its investment in the Subsidiary, and the Strategic Income Opportunities Portfolio’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations as the Strategic Income Opportunities Portfolio.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Strategic Income Opportunities Portfolio. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Strategic Income Opportunities Portfolio and/or the Subsidiary to operate as described in the Strategic Income Opportunities Portfolio’s prospectus and this SAI and could adversely affect the Strategic Income Opportunities Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Strategic Income Opportunities Portfolio shareholders would likely suffer decreased investment returns.

The Strategic Income Opportunities Portfolio, as a “regulated investment company” under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). The Strategic Income Opportunities Portfolio invests in commodity-related instruments indirectly through the Subsidiary because direct investments by a regulated investment company in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. The Strategic Income Opportunities Portfolio expects its income with respect to the Subsidiary to be qualifying income. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation limiting the circumstances in which the Strategic Income Opportunities Portfolio’s income with respect to the Subsidiary will be considered “qualifying income,” the Strategic Income Opportunities Portfolio might be required to make changes to its operations, which may reduce the Strategic Income Opportunities Portfolio’s ability to gain investment exposure to commodities. Strategic Income Opportunities Portfolio shareholders may also experience adverse tax consequences in such circumstances.

The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Strategic Income Opportunities Portfolio will be required to include as income annually amounts earned by the Subsidiary during that year, whether or not the Subsidiary distributes such amounts to the Strategic Income Opportunities Portfolio. (Previously taxed income will not, however, be taxable again when distributed.) Furthermore, the requirement for the Strategic Income Opportunities Portfolio to distribute net investment income, if any, and net realized capital gain, if any, at least annually, will apply to such Subsidiary income, whether or not the Subsidiary makes a distribution to the Strategic

Income Opportunities Portfolio during the taxable year. If the Subsidiary incurs net losses in any year, such losses will not offset the Strategic Income Opportunities Portfolio’s income or gains nor carryforward to future years.

The section entitled “II. Investment Restrictions” is amended to add the following:

The Subsidiary will follow the Strategic Income Opportunities Portfolio’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments, except that the Subsidiary may invest without limitation in commodity-related investments.

The section entitled “IV. Management and Advisory Arrangements” is amended to add the following:

Organization and Management of Wholly-Owned Subsidiary

The Strategic Income Opportunities Portfolio intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of John M. Perlowski and Trent Walker.

The Manager provides investment management and administrative services to the Subsidiary pursuant to the Subsidiary Management Agreement. The Manager does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services pursuant to the Subsidiary Management Agreement. However, the Strategic Income Opportunities Portfolio pays the Manager based on the Strategic Income Opportunities Portfolio’s assets, including the assets invested in the Subsidiary. The Subsidiary entered into contracts for the provision of custody, accounting agent and audit services with the same service providers that provide those services to the Strategic Income Opportunities Portfolio.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Strategic Income Opportunities Portfolio. As a result, the Manager, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Strategic Income Opportunities Portfolio, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this SAI. The Strategic Income Opportunities Portfolio’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Strategic Income Opportunities Portfolio and the Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Strategic Income Opportunities Portfolio.

The section entitled “VI. Computation of Offering Price Per Share” is amended to add the following:

The Subsidiary is subject to the same valuation policies as the Strategic Income Opportunities Portfolio as described in “Pricing of Shares” in Part II of this SAI. The Strategic Income Opportunities Portfolio’s investment in the Subsidiary is valued based on the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Strategic Income Opportunities Portfolio, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

The section entitled “VII. Portfolio Transactions and Brokerage” is amended to add the following:

The Subsidiary follows the same brokerage practices as the Strategic Income Opportunities Portfolio.

Shareholders should retain this Supplement for future reference.

SAI-SIO-0221SUP